UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                     AMENDMENT TO FORM 8-K (APRIL 26, 2000)

Date of Report (Date of earliest event reported) April 26, 2000

Commission File Number: 001-13657
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                         STANDARD AUTOMOTIVE CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                     52-2018607
            --------                                     ----------
     (State of Incorporation)               (I.R.S. Employer Identification No.)

    321 Valley Road, Hillsborough, NJ                    08876-4056
    ---------------------------------                    ----------
 (Address of principal executive offices)                (Zip Code)

              (908) 874-7778
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     (Registrant's telephone number)

                                 Not applicable
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

This document consists of 18 pages.

The Exhibits are listed under Item 7(c) page 3.

                                EXPLANATORY NOTE

      This Amendment on Form 8-K/A to the Current Report on Form 8-K (April 26,
2000) of Standard Automotive Corporation (the "Company") amends and restates in its entirety for required financial information Item 7(a) "Financial Statements" and Item 7(b) "Pro Forma Statements." It also amends Item 7(c) to include additional exhibits.

      Arell Machining Ltd., the other company acquired and referred to in the Current Report (April 26, 2000), does not meet the 20% test of rule 3-05 ("Financial Statements of Businesses Acquired or to be Acquired") of Regulation S-X. Accordingly, those financial statements and pro forma financial statements have been excluded and are not presented in the exhibits in Item 7(c).

Item 7. Financial Statements and Exhibit

(a) Financial Information of the Businesses Acquired.

      The financial statements required to be filed by this Item with this Report for the acquisition of Gendow Consulting Services Ltd. ("Airborne Machine and Gear Ltd.") for the fiscal year ended August 31, 1999 are filed herewith as Exhibit 99.1. Since this is a Canadian company, the financial statements were prepared using Canadian generally accepted accounting principles and are presented in Canadian dollars. The Company is currently reviewing the allocation of purchase price, which is subject to change.

(b) Pro Forma Financial Information.

      The pro forma unaudited financial information required to be filed with this Report is included herein as Exhibit 99.2.

(c) Exhibits

      23.1  Consent of Samson B'elair/Deloitte & Touche, S.E.N.C.
      99.1 Financial Statements for Gendow Consulting Services Ltd. for the fiscal year ended August 31, 1999.
      99.2  Pro forma financial information.
      99.3 Press Release of Standard Automotive Corporation dated May 1, 2000 (incorporated by reference to the Company's Form 8-K for April 26,
            2000).

                                   Signatures

      Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STANDARD AUTOMOTIVE CORPORATION
        (Registrant)


/s/ Joseph Spinella                              July 10, 2000
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Joseph Spinella
Chief Financial Officer